UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 10, 2015

ASHFORD INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On June 10, 2015 (the “Effective Date”), Ashford Inc. ( “Ashford Inc.”) entered into an Amended and Restated Advisory Agreement (the “Trust Advisory Agreement”) with Ashford Hospitality Trust, Inc. ( “Ashford Trust”), Ashford Hospitality Limited Partnership, the operating partnership of Ashford Trust (the “Trust Operating Partnership”); Ashford TRS Corporation, a taxable REIT subsidiary of Ashford Trust; and Ashford Hospitality Advisors LLC (“Ashford LLC” and, together with Ashford Inc., the “Advisor”), the operating company of Ashford Inc. and the advisor of Ashford Trust. The Trust Advisory Agreement modified certain provisions of the original Trust Advisory Agreement dated and effective on November 12, 2014 (the “Original Trust Advisory Agreement”) by and between Ashford Trust, the Trust Operating Partnership and Ashford LLC.
Also on the Effective Date, Ashford Inc. entered into the Third Amended and Restated Advisory Agreement (the “Prime Advisory Agreement” and, together with the Trust Advisory Agreement, the “Advisory Agreements”) with Ashford Hospitality Prime, Inc. (“Ashford Prime”), Ashford Hospitality Prime Limited Partnership, the operating partnership of Ashford Prime (the “Prime Operating Partnership”); Ashford Prime TRS Corporation, a taxable REIT subsidiary of Ashford Prime; and Ashford LLC. The Prime Advisory Agreement modified certain provisions of the existing Prime Advisory Agreement dated and effective on November 19, 2013, which was amended and restated on May 13, 2014 and again amended and restated on November 3, 2014 (the “Existing Prime Advisory Agreement”) by and between Ashford Prime, the Prime Operating Partnership and Ashford LLC. For purposes herein, Ashford Trust and Ashford Prime are collectively referred to as the “REITs.”
Pursuant to each of the Advisory Agreements, the Advisor will continue to manage the day-to-day operations of Ashford Trust or Ashford Prime, as the case may be, and their respective affiliates, in conformity with Ashford Trust’s or Ashford Prime’s investment guidelines, as applicable. As more fully described below, Ashford Trust and Ashford Prime have amended the Original Trust Advisory Agreement and the Existing Prime Advisory Agreement to generally provide, among other things, as follows:

•
The Advisor agrees to make future key money investments to facilitate the acquisition of properties by the REITs under certain conditions, becoming the asset manager for the acquired property and receiving related asset management and other fees, as applicable.

•
The REITs may engage an asset manager other than the Advisor with respect to any properties acquired by the REITs, if the REITs and the Advisor both determine that such property would be uneconomic to the REITs without incentives.

•
The term of each of the Advisory Agreements is shortened to 10 years, the renewal terms have been increased to five years, and the base fee payable to the Advisor has been adjusted to a declining sliding scale percentage of total market capitalization of each REIT above $6 billion.

•	The definitions of “Company Change of Control” and “Advisor Change of Control” have been modified.

•
The termination provisions of each of the Advisory Agreements provide the Advisor the option to terminate the applicable Advisory Agreement upon a Company Change of Control and require the REITs to pay a termination fee to the Advisor upon such termination.

•	The amount of the termination fee has been modified and the definition of net earnings has been clarified.

•	The Advisor has repurchase rights with respect to its shares held by the REITs upon any termination of the Advisory Agreement.
More specifically, each of the Advisory Agreements amends the Original Trust Advisory Agreement and the Existing Prime Advisory Agreement as follows:

•
The Advisor has agreed, from time to time, to contribute to a to-be-specified taxable REIT subsidiary or other affiliate of the REITs, mutually agreed upon “key money investments” to facilitate the acquisition of one or more properties by the REITs, if the independent board members of each of the REITs and the Advisor have determined that without such an investment, the acquisition of such property would be uneconomic to the REITs. Any such assets are referred to as “key money assets.” Any key money investment will be in the form of, but not limited to, cash, notes, equity of the Advisor, the acquisition of furniture, fixture and equipment (“FF&E”) by Advisor for use at the subject hotel, or other investment mutually agreed to by the Advisor and the REITs at the time the Advisor makes such an investment. Upon such key money investment, the REITs agree that it will engage the Advisor as the asset manager for the related key money asset and will pay the key money asset management fees which are included in the base fees. The Advisor and the REITs may also agree to additional incentive fees based on the performance of any key money asset. All terms and conditions of any key money investment (including additional incentive fees) will be documented in an addendum to the applicable Advisory Agreement or a separate asset management agreement, as determined appropriate by the parties. If a key money investment is made by the Advisor, the Advisor anticipates receiving a per annum return of 5% on each key money investment through the payment of the key money asset management fees and key money incentive fees, if applicable. The REITs will be obligated to pay the Advisor the “key money clawback amount,” which is equal to the difference between the anticipated key money return and the amount actually received by the Advisor related to each key money asset, if the applicable Advisory Agreement (or the applicable asset management agreement) is terminated by the REITs for any reason or the REITs dispose of any key money asset, in each case prior to the date the Advisor has received the anticipated key money return (calculated on an investment by investment basis).

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The Advisor will be the exclusive asset manager of all assets owned by the REITs as of the Effective Date, but if the independent board members of the REITs determine that a proposed acquisition of property would be uneconomic to the REITs without additional incentives, the REITs will promptly notify the Advisor of such determination, and if the independent board members of the Advisor concur with such determination, the Advisor will promptly notify the REITs. With respect to any property that both the REITs and the Advisor determine to be uneconomic to the REITs without additional incentives, the REITs will have the option of utilizing the Advisor as the asset manager or engaging another third party as the asset manager with respect to such property.

•	The initial term of each of the Advisory Agreements has been reduced from 20 years to 10, and successive renewal terms have been increased from one year to five.

•
The base fee due to the Advisor will be adjusted from 0.70%, per annum, of the total market capitalization of the REITs to the sum of (i) a sliding scale “base fee percentage,” based on total market capitalization (adjusted annually for inflation) and less a portion attributable to key money assets (pro rata based on aggregate gross book value), as shown below, plus (ii) the “key money asset management fee,” if any, which will be calculated on a quarterly basis as the aggregate gross asset value of all key money assets multiplied by 0.70%.

For each quarter in which the Total Market Capitalization is:	Base Fee Percentage will be:

≤$6 billion	0.70%
> $6 billion and	0.70% on amounts up to $6 billion
≤ $10 billion	0.60% on amounts exceeding $6 billion
> $10 billion	0.70% on amounts up to $6 billion
0.60% on amounts exceeding $6 billion, up to $10 billion
0.50% on amounts exceeding $10 billion

•
The termination provisions of each of the Advisory Agreements have been amended to provide that upon a Company Change of Control, in addition to the REITs’ right to terminate the Advisory Agreements, the Advisor shall also have the right, at its election, to terminate the Advisory Agreements and, upon any termination following a Company Change of Control, the termination fee will be due and payable by the REITs to Advisor on the termination date. The period in which such termination may occur has been extended from a 30-60 day period to a 30-180 day period following the date the termination election is made. In addition, if the Advisory Agreements are terminated by the Advisor during the initial term due to the REITs’ uncured default, the REITs will be obligated to pay Advisor, on the termination date, the greater of the termination fee or actual damages. “Actual damages” is defined in the Advisory Agreements as an amount equal to the base fees and incentive fees to which the Advisor would be entitled absent termination, discounted to present value at an assumed 8% discount rate.

•
The definition of “termination fee” was amended to be 1.1 times the greater of (A) 12 multiplied by Net Earnings (now defined as Advisor’s earnings during the 12-month period preceding the termination attributable to the applicable Advisory Agreement plus all earnings of Advisor and any of its affiliates and subsidiaries from providing any services or product to Ashford Trust or Ashford Prime, as the case may be, the Trust Operating Partnership or the Prime Operating Partnership, as the case may be, or any of their affiliates or subsidiaries, in each case adjusted to add back income taxes, depreciation, amortization and all one time expenses and other adjustments that are made and reported to the Advisor to calculated adjusted EBITDA rather than only the adjusted EBITDA of Advisor directly attributable to the applicable Advisory Agreement); (B) the earnings multiple (for the 12-month period preceding the termination date), now calculated as total enterprise value divided by Advisor’s adjusted EBITDA, rather than being based on Advisor’s net earnings after taxes; and (C) the simple average of the earnings multiples for the three preceding fiscal years, calculated as total enterprise value divided by adjusted EBITDA for such periods, rather than being based on net earnings after taxes.

•
The definition of “Advisor Change of Control” was revised to exclude from the definition any sale or disposition of the Advisor’s assets or securities to Remington Lodging & Hospitality LLC (“Remington”) and any merger, organization, business combination or consolidation of Advisor with or into Remington or any affiliate of Remington and to exclude shares of stock required to be voted pursuant to a voting or other agreement from the determination of whether an Advisor Change of Control has occurred due to the acquisition of securities representing 50% or more of Ashford Inc.’s voting securities. Additionally, an Advisor Change of Control will occur if during any five-year period the members of the board of directors of Ashford Inc. change such that the members who constitute the board of directors on the Effective Date or directors whose election was approved by at least a majority of the members of the board of Ashford Inc. on the Effective Date no longer constitute at least a majority of the board of Ashford Inc. and at any time in the one year period following such change, the chief executive officer of the Advisor immediately preceding such change no longer serves as chief executive officer. Furthermore, the Prime Advisory Agreement was amended so that, consistent with the Trust Advisory Agreement, no Advisor Change of Control will be deemed to have occurred if each (rather than “any” as in the Existing Prime Advisory Agreement) of the Chief Executive Officer, President, Chief Operating Officer and Chief Financial Officer of the Advisor and (rather than “or” as in the Existing Prime Advisory Agreement) if a majority of the board of directors of Ashford Inc. immediately before the event remain in such capacity or similar capacity with the Advisor immediately after such event.

•
The definition of “Company Change of Control” was revised to include the sale or disposition by the REITs of two or more hotels or, if a greater value, 20% of the gross book value of the REITs’ assets in any calendar year or the consummation of a sale or disposition by the REITs of four or more hotels or, if a greater value, 30% of the gross book value of the REITs’ assets over any three year period, exclusive of assets sold or contributed to a platform also advised by the Advisor. Under the Original Trust Advisory Agreement and the Existing Prime Advisory Agreement, a sale of all or substantially all of the assets of the REITs was required to trigger a Company Change of Control. Additionally, a Company Change of Control will occur if during any five-year period, the members of the board of directors of the Company change such that the members who constitute the Board of Directors on the Effective Date (the “Company Incumbent Board”) or directors whose election was approved by at least a majority of the Company Incumbent Board no longer constitute at least a majority of the board of the Company.

•
Immediately upon termination of either of the Advisory Agreements for any reason, the Advisor will have the right to repurchase any shares of its outstanding common stock held by Ashford Trust or Ashford Prime, as the case may be, or any units of Ashford LLC held by Ashford Trust or Ashford Prime, as the case may be, at the prices and pursuant to the terms set forth in the applicable Advisory Agreement, and such repurchase rights will survive the termination of the applicable Advisory Agreement for a period of one year.

•
Upon any termination of either of the Advisory Agreements, the Advisor will have a set-off right with respect to any accrued fees, termination fees and key money clawback amount against any funds held by the Advisor for the account of Ashford Trust or Ashford Prime, as the case may be. Under the Original Trust Advisory Agreement and the Existing Prime Advisory Agreement, this set-off right only applied to accrued fees.

•
The termination fee or actual damages, as applicable, together with any accrued fees and expense reimbursements, will constitute full and complete liquidated damages and serve as Advisor’s sole remedy.

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If the board of directors of Ashford Trust or Ashford Prime, as the case may be, elects to appoint officers other than those provided by the Advisor, the person appointed as the chief executive officer by the Advisor shall be deemed the “Designated Chief Executive Officer” of Ashford Trust or Ashford Prime, as the case may be, with the customary responsibilities and authority of a chief executive officer.

The Trust Advisory Agreement is filed with this Form 8-K as Exhibit 10.1 and is incorporated by reference herein. The Prime Advisory Agreement is filed with this Form 8-K as Exhibit 10.2 and is incorporated by reference herein. This summary does not purport to be complete and is qualified in its entirety by the terms of each of the Advisory Agreements.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

10.1
Amended and Restated Advisory Agreement, dated as of June 10, 2015, by and between Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC.

10.2
Third Amended and Restated Advisory Agreement, dated as of June 10, 2015, by and between Ashford Hospitality Prime, Inc., Ashford Hospitality Prime Limited Partnership, Ashford Prime TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 11, 2015

ASHFORD INC.

By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel